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                                                              EXHIBIT 99.02

                  MONTHLY CERTIFICATEHOLDERS' STATEMENT 1993-1


                         [Exhibit Begins on Next Page]
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                     [LETTERHEAD OF FIRST USA APPEARS HERE]


                    MONTHLY  CERTIFICATEHOLDERS'  STATEMENT

                                FIRST USA BANK

               -------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1993-1
               -------------------------------------------------

Monthly Period:                                       05/01/96  to
                                                      05/31/96
Distribution Date:                                    06/17/96
Transfer Date:                                        06/14/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") and supplemented as of May 1, 1993 (the "Series 1993-1 Supplement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee"), the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date referenced above and with respect to the performance of the Trust during the Collection Period referenced above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1992-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.



     A.  Information Regarding the Current Monthly Distribution.
         -------------------------------------------------------
         1.  The total amount of the distribution
             to Certificateholders per $1,000
             original certificate principal amount                             $5.25937500

         2.  The amount of the distribution set forth in
             paragraph 1 above in respect of interest on
             the Certificates, per $1,000 original
             certificate principal amount                                      $5.25937500

         3.  The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per
             $1,000 original certificate principal amount                      $0.00000000

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1993-1
Page 2

     B.  Information Regarding the Performance of the Trust.
         ---------------------------------------------------
         1.  Collection of Principal Receivables.
             ------------------------------------

             The aggregate amount of Collections of Principal
             Receivables processed during the Collection Period
             which were allocated in respect of the Certificates
                                                  Principal Collection Rate         $ Amount
                                      ------------------------------------------------------------
                                                                      10.71%        $53,527,552.06



         2.  Collection of Finance Charge Receivables.
             The aggregate amount of Collections of Finance Charge
             Receivables processed during the Collection Period which were allocated in respect of the Certificates


                                                     Finance Charge Yield           $ Amount
                   Periodic Finance Charges                   16.02%                  $6,675,708.69
                   Discount Receivables                        1.69%                  $  705,023.47
                                                              ------                  -------------
                     Total                                    17.71%                  $7,380,732.16



         3.  Principal Receivables / Investor Percentages
             (a) The aggregate amount of Principal Receivables in
                  the Trust as of the last day of the
                 Collection Period                                                $15,687,000,634.22

             (b) Invested Amount as of the last day of the
                 Collection Period                                                   $500,000,000.00

             (c) The Invested Amount set forth in paragraph 3(b) above
                 as a percentage of the aggregate amount of Principal
                 Receivables set forth in paragraph 3(a) above                                3.187%

             (d) During the amortization Period: The Invested Amount
                 as of ______ (the last day of the Revolving Period)                             N/A

             (e) The Invested Amount set forth in paragraph 3(d) above
                 as a percentage of the aggregate amount of Principal
                 Receivables set forth in paragraph 3(a) above (applied
                 with respect to Principal Receivables during the
                 Amortization Period)                                                            N/A



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MONTHLY  CERTIFICATEHOLDERS'  STATEMENT                            Series 1993-1
Page 3


     4.  Delinquent Balances.
         --------------------
         The aggregate amount of outstanding balances in the
         Accounts which were delinquent as of the end of the day
         on the last day of the Collection Period
                                                                                                  Aggregate
                                                     % of Total                                    Account
                                                    Outstandings                                   Balance
                                                -----------------------------------------------------------------
         (a)   35 - 64 days                            1.52%                                      $245,668,918.87
         (b)   65 - 94 days                            0.90%                                      $145,049,769.47
         (c)   95 - 124 days                           0.74%                                      $119,397,715.86
         (d)   125 - 154 days                          0.59%                                      $ 94,582,145.20
         (e)   155 or more days                        0.88%                                      $141,943,428.89
                                                -----------------------------------------------------------------
                                 Total                 4.63%                                      $746,641,978.29
                                                -----------------------------------------------------------------
                                                -----------------------------------------------------------------



     5.  Monthly Investor Default Amount.
         --------------------------------
         The aggregate amount of all defaulted Principal
         Receivables written off as uncollectible during the
         Collection Period allocable to the Invested Amount
         (the "Monthly Investor Default Amount")                                                    $2,125,618.20



     6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
         -----------------------------------------------------
         (a) The aggregate amount of Investor Charge-Offs
             during the Collection Period                                                                   $0.00

         (b) The amounts set forth in paragraph 6(a) above, per
             $1,000 original certificate principal amount (which
             will have the effect of reducing, pro rata, the
             amount of each Certificateholder's investment)                                                 $0.00

         (c) The aggregate amount of Investor Charge-Offs
             reimbursed during the Collection Period                                                        $0.00

         (d) The amounts set forth in paragraph 6(c) above, per
             $1,000 original certificate principal amount (which
             will have the effect of increasing, pro rata, the
             amount of each Certificateholder's investment)                                                 $0.00



     7.  Investor Servicing Fee.
         -----------------------
         The amount of the Investor Monthly Servicing Fee payable
         by the Trust to the Servicer for the Collection Period                                       $625,000.00



     8.  Withdrawal from Cash Collateral Amount.
         ---------------------------------------
     The amount to be withdrawn from Cash Collateral Account
     on the related Distribution date.                                                                      $0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1993-1
Page 4


     9.  Cash Collateral Amount.
         -----------------------
         The Available Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                                                      Total                                        $70,000,000.00


         The Required Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                                                      Total                                        $70,000,000.00


     11. Funds on Deposit in Cash Collateral Account
         -------------------------------------------
         The aggregate amount of funds on deposit in the Cash
         Collateral Account pursuant to Section 2.11(a)(vii) of the
         Amended Loan Agreement on such Distribution Date                                                   $0.00



     12. Series 1993-1 Guaranty Amount
         -----------------------------
         (a) The Available Series 1993-1 Guaranty Amount
             on such Distribution Date                                                             $10,000,000.00

         (b) The Required Series 1993-1 Guaranty Amount
             on such Distribution Date                                                             $10,000,000.00




     13. The Available Series 1993-1 Loan Amount
         ---------------------------------------
         The Available Series 1993-1 Loan Amount
         on such Distribution Date                                                                 $60,000,000.00



     14.  The Pool Factor.
          ----------------
         The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Collection Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the
         Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                                                                                       1.00000000


     15. The Portfolio Yield
         -------------------
         The Portfolio Yield for the related Monthly Period                                                12.61%



     16. The Base Rate
         -------------
         The Base Rate for the related Monthly period                                                       7.74%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                                     FIRST USA BANK
                                     as Servicer


                                     By:  /s/ Steven L. McDonald
                                        -----------------------------------
                                         Steven L. McDonald
                                         Senior Vice President